U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2002



CENTURY LABORATORIES, INC.

COMMISSION FILE NO. 2-90519

A Delaware Corporation           EIN: 72-0510027

730 2nd Street
Santa Rosa, Calif. 95402-3588

Telephone: 707-935-6945



Item 5.  Other Changes.

     On February 21, 2002 the issuer sold 2,000,000 shares of common stock to Robert Bryan, the President and Chief Executive Officer for $ .04 per share.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




CENTURY LABORATORIES, INC.


Dated:       February  28, 2002


By:   /s/ Robert Bryan
     ---------------------------------
     Robert Bryan, President,
     Director and Chief Executive Officer